UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 12, 2003


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Florida                        1-13219                       65-0039856
-----------------                ------------                -------------------
 (State or other                 (Commission                   (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)



                              The Forum, Suite 1000
                              ---------------------
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
         ---------------------------------------------------------------
                (Address of principal executive office)(Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

The news release of the Registrant dated March 12, 2003, announcing termination of certain litigation and corresponding settlement is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Not applicable.

  (b)    Not applicable.

  (c)    Exhibits

         99.1     Text of a press release dated March 12, 2003.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 OCWEN FINANCIAL CORPORATION
                                 (Registrant)


                                 By: /s/ MARK S. ZEIDMAN
                                     -------------------------------------------
                                         Mark S. Zeidman
                                         Senior Vice President and
                                         Chief Financial Officer

Date:    March 14, 2003


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

                                  EXHIBIT INDEX

     Exhibit No.        Description                                 Page
     -----------        -----------                                 ----

         99.1           News release of Ocwen Financial               5
                        Corporation, dated March 12, 2003,
                        announcing termination of certain
                        litigation and corresponding settlement



                                       4